UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2011

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203, Fort Worth, Texas		76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011
_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

RadioShack Corporation (the “Company”) is filing this amendment to its Form 8-K filed on April 25, 2011 to correct an error in certain Supplemental Product Platform Information that was furnished as Exhibit 99.2 to such Form 8-K.  The correction is to revise the total percentage change in annual sales from 2009 to 2010 at U.S. RadioShack company-operated stores from -4.3% to +4.3%.  No other changes are being made to the Form 8-K.  The corrected Supplemental Product Platform Information is attached to this Form 8-K/A as Exhibit 99.1, and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

Product Platform Consolidation

To reflect more closely how the Company manages its merchandise and product assortment, it has consolidated its product platform reporting structure into three product platforms:  mobility, signature and consumer electronics.  Information regarding the product platform consolidation is available in the Company’s Quarterly Report on Form 10-Q filed today, for the period ended March 31, 2011.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

99.1	Supplemental Product Platform Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadioShack Corporation
(Registrant)

Date: April 25, 2011	/s/ Robert C. Donohoo
Robert C. Donohoo
Vice President,
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Supplemental Product Platform Information.